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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

          FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO
           SECTION 12(b) OR (g) OF THE SECURITIES EXCHANGE ACT OF 1934



                             A.B. Watley Group Inc.

              (formerly known as Internet Financial Services Inc.)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                  13-3911867
-----------------------------------         -----------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


40 Wall Street, New York, New York                          10005
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(Address of principal executive offices)                  (Zip Code)


        Securities to be registered pursuant to Section 12(b) of the Act:

                                                Name of each exchange on which
Title of each class to be so registered         each class is to be registered



-----------------------------------         -----------------------------------

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.[ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [x]

         Securities Act registration statement file number to which this form relates: 333-71783


        Securities to be registered pursuant to Section 12(g) of the Act:


                          Common Stock, $.001 par value
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                                (Title of Class)


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Item 1.           Description of Registrant's Securities to be Registered.

                  This Registration Statement on Form 8-A covers the Registrant's Common Stock, $.001 par value ("Common Stock"). For further discussion of the Common Stock, reference is made to the discussion set forth under the heading "DESCRIPTION OF SECURITIES" on pages 41-42 of the Registrant's Form SB-2 Registration Statement (File No. 333-71783) filed with the Securities and Exchange Commission (the "Commission") on February 4, 1999 (the "Registration Statement") which is incorporated herein by this reference.

Item 2.           Exhibits

                  1(a)     Specimen Certificate of Common Stock. (1)

                  2(a) Restated Certificate of Incorporation of the Registrant. (2)

                  2(b) Amendment to Certificate of Incorporation, filed on February 5, 1999.(3)

                  2(c) Amendment to Certificate of Incorporation, filed on August 27, 1999.

                  2(d)     By-Laws of the Registrant. (4)
-----------------------
(1) Previously filed as Exhibit 4.1 to the Registration Statement and hereby incorporated by reference herein.

(2) Previously filed as Exhibit 3.1 to the Registration Statement and hereby incorporated by reference herein.

(3) Previously filed as Exhibit 2(b) to the Registration Statement on Form 8-A filed with the Commission on March 23, 1999 and hereby incorporated by reference herein.

(4) Previously filed as Exhibit 3.2 to the Registration Statement and hereby incorporated by reference herein.


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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            A.B. WATLEY GROUP INC.
                                            (Registrant)

                                       By:  /s/ Steven Malin
                                            ------------------------------------
                                            Steven Malin

                                            Chairman and Chief Executive Officer

April 14, 2000


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                                  Exhibit Index

          (1)     1(a)     Specimen Certificate of Common Stock.

          (2)     2(a)     Restated Certificate of Incorporation of the
                           Registrant.

          (3)     2(b)     Amendment to Certificate of Incorporation, filed on
                           February 5, 1999.

                  2(c) Amendment to Certificate of Incorporation, filed on August 27, 1999.

          (4)     2(d)     By-Laws of the Registrant



--------------------------------------
(1) Previously filed as Exhibit 4.1 to the Registration Statement and hereby incorporated by reference herein.

(2) Previously filed as Exhibit 3.1 to the Registration Statement and hereby incorporated by reference herein.

(3) Previously filed as Exhibit 2(b) to the Registration Statement on Form 8-A filed with the Commission on March 23, 1999 and hereby incorporated by reference herein.

(4) Previously filed as Exhibit 3.2 to the Registration Statement and hereby incorporated by reference herein.


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                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                        INTERNET FINANCIAL SERVICES INC.



It is hereby certified that:

                  i.                The name of the corporation (hereinafter
                           called the "corporation") is Internet Financial Services Inc.

                  ii.               The certificate of incorporation of the
                           corporation is hereby amended by striking out Article FIRST thereof and by substituting in lieu of said Article the following new Article:

                           "FIRST:          The name of the corporation
                  (hereinafter called the "corporation") is A.B. Watley Group Inc."

                  3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

                  4. The amendment of the certificate of incorporation herein certified shall not become effective until September 1, 1999.

Signed on August 25, 1999


                                            /s/ Steven Malin
                                            ------------------------------------
                                            Steven Malin, Chairman